UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TearLab Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

On April 25, 2014, we filed our definitive proxy statement with the SEC in connection with our annual meeting of stockholders scheduled to be held on June 11, 2014. We are filing this supplement to the proxy statement in order to provide our stockholders with additional information relating to proposals 1 and 2 in the proxy statement.

These supplemental disclosures to the definitive proxy statement are dated as of June 3, 2014.

SUPPLEMENTAL DISCLOSURES RELATING TO PROPOSALS 1 AND 2

The following disclosures supplement, and should be read in conjunction with, the disclosures set forth on pages 9 and A-5 of the definitive proxy statement under the caption, “Director Independence” as well as in the 2002 Incentive Stock Plan.

This Amendment No. 1 (this “Amendment”) to the Definitive Proxy Statement on Schedule 14A filed by TearLab Corporation (the “Company”) with the U.S. Securities and Exchange Commission on April 25, 2014 (the “Original Filing”) amends a statement on page 9 in the Original Filing under “Director Independence” to clarify that Adrienne L. Graves is an independent director under the NASDAQ Stock Market qualification standards. The Original Filing incorrectly stated that Dr. Graves was not an independent director. As so amended by this Amendment, the first sentence under “Director Independence” on page 9 of the Original Filing, now reads:

“The Board of Directors has determined that each of the director nominees standing for election, except Elias Vamvakas, are independent directors under the NASDAQ Stock Market qualification standards.”

In addition, this Amendment also reflects a change made to the Company’s 2002 Incentive Stock Plan (the “Plan”), which was approved by the Board of Directors of the Company (the “Board”). Page A-5 of the Plan, which was included with the Original Filing, has been amended to eliminate the ability of the Board to reprice options without stockholder approval. The Amendment deletes language authorizing the Board to “reduce the exercise price of or in any other manner reprice” any award so that Section 3(e) of the Plan now reads as follows:

“Powers of the Board.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(f)           to amend, modify, extend, cancel, or renew any outstanding Award or to waive any restrictions or conditions applicable to any outstanding Award or any shares acquired upon the exercise thereof;”

This Amendment also discloses that we have retained Innisfree M&A Incorporated to aid in the solicitation of proxies for a fee of $20,000, plus reimbursement of out-of-pocket expenses.

This Amendment should be read together with the matters set forth in the Original Filing. Other than as set forth above, all other items of the Original Filing are incorporated herein by reference without change.

* * *

Your vote is important. If you are a registered stockholder or you hold your shares in “street name,” the deadline for submitting your vote by telephone or via the Internet is 11:59 p.m. Eastern Time on June 10, 2014. If you need assistance with casting or changing your vote, you should contact our proxy solicitor, Innisfree M&A Incorporated, toll-free, at 1-888-750-5834.

If you have previously delivered a proxy, you may revoke it at any time before the polls close at our annual meeting of stockholders, or any postponements or adjournments of the meetings, in one of the following ways:

•	through the Internet or by telephone before the deadlines for voting described above;

•	by submitting a subsequent later-dated proxy by mail that is actually received by our corporate secretary prior to our annual meeting of stockholders;

•	by sending written notice of revocation to our corporate secretary that is actually received by the corporate secretary prior to our annual meeting of stockholders; or

•	by voting in person at our annual meeting of stockholders.

Attendance at our annual meeting of stockholders alone will not revoke a previously submitted proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions. If you have voted a proxy via the Internet or by telephone, you can revoke that proxy by voting again, and only your last action via the Internet or by telephone will be counted.

Stockholders who do not wish to rescind their votes, including stockholders who have already voted in favor of proposals 1 or 2 and do not wish to change that vote, do not need to take any further action. All shares of our common stock represented by properly executed proxies that are received in time for our annual meeting of stockholders, or any postponements or adjournments of the meeting, and that are not revoked, will be voted at our annual meeting of stockholders in the manner specified by the holder.

Stockholders of record as of April 14, 2014, the record date for our annual meeting of stockholders, who have not yet voted and still wish to do so may vote in the manner set forth in our proxy statement.

Our board of directors recommends that stockholders approve all of the proposals described in the proxy statement at our annual meeting of stockholders.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with our annual meeting of stockholders, we previously filed our definitive proxy statement with the SEC and commenced mailing our notice of Internet availability of proxy materials or our definitive proxy statement and proxy card to our stockholders on April 25, 2014. BEFORE MAKING ANY VOTING DECISION, YOU ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY.

We are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings, including our definitive proxy statement, through the Internet at the SEC’s website at www.sec.gov, or at our website at http://www.tearlab.com. You may also read and copy any document that we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

If you have any questions about our proxy statement or our annual meeting of stockholders, or if you need assistance with the voting procedures, including casting or changing your vote, you should contact our proxy solicitor, Innisfree M&A Incorporated, toll-free, at 1-888-750-5834.